UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _____________________
FORM 8-K
 _____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 6, 2017

Concert Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36310	20-4839882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 500 Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 860-0045

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2017, Concert Pharmaceuticals, Inc. (the “Company”) announced that it has signed an Asset Purchase Agreement with Vertex Pharmaceuticals (Europe) Limited (“Vertex”) pursuant to which the Company has agreed to sell and assign, subject to the satisfaction or waiver of certain conditions, the cystic fibrosis assets of the Company, including CTP-656, for up to $250 million. Vertex has agreed to pay the Company $160 million in cash consideration, with $16 million of such consideration to initially be held in escrow.  Additionally, upon the achievement of certain milestone events, Vertex has agreed to pay the Company an aggregate of up to $90 million after the closing. Of this amount, $50 million will become payable to the Company upon receipt of marketing approval for a combination treatment regimen containing CTP-656 for patients with cystic fibrosis in the U.S., and $40 million will become payable to the Company upon completion of a pricing and reimbursement agreement in the first of the United Kingdom, Germany or France with respect to a combination treatment regimen containing CTP-656 for patients with cystic fibrosis.

The foregoing is only a brief description of the terms of the agreement. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.02. Results of Operations and Financial Condition.
On March 6, 2017, the Company announced its financial results for the year ended December 31, 2016. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information contained in Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
The Exhibits to this Current Report on Form 8-K are listed in the Exhibit Index attached hereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCERT PHARMACEUTICALS, INC.

	By:	/s/ Roger D. Tung
Date: March 6, 2017		Roger D. Tung
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Concert Pharmaceuticals, Inc., dated March 6, 2017.
99.2	Press Release issued by Concert Pharmaceuticals, Inc., dated March 6, 2017.